Provident
New York Bancorp
                                                      Provident New York Bancorp
                                                      400 Bella Boulevard
                                                      Montebello, NY  10901-4243

FOR IMMEDIATE RELEASE                           Stock Symbol:  PBNY
January 23, 2006                                Traded on NASDAQ National Market

PROVIDENT BANK CONTACT:
Paul A. Maisch, EVP & Chief Financial Officer
Christina L. Maier, SVP & Controller
845. 369.8040



                           PROVIDENT NEW YORK BANCORP
                                    ANNOUNCES
         QUARTERLY EARNINGS OF $5.2 MILLION, OR $0.12 PER DILUTED SHARE


MONTEBELLO,  NY - January 23, 2006 - Provident New York Bancorp (Nasdaq-National
Market: PBNY), the parent company of Provident Bank, today announced that for the three months ended December 31, 2005, net income was $5.2 million, or $0.12 per diluted share, compared to net income of $5.0 million, or $0.11 per diluted share, for the three months ended December 31, 2004.

First quarter summary follows:

     o    8.2% increase in non-interest income
     o    3.0% decrease in net interest income
     o 6.3% annualized increase in earning assets (1.6% for the quarter), with an overall 1.2% increase in total assets
     o    40 basis-point increase in yield on earning assets
     o    8.5% annualized growth in commercial loans
     o 473,171 shares of common stock repurchased as part of the Company's repurchase program
     o    Increase in stock-based compensation expense due to:
          o The effect of implementing the Statement of Financial Accounting Standards (SFAS) No. 123R, which requires the expensing of stock option grants, resulting in a $365,000 expense for the quarter
          o The pre-tax expense of $368,000 for the acceleration of certain restricted stock awards
     o 1.7% overall decrease in non-interest expense despite an 80% increase in stock-based compensation expense

George Strayton, President and CEO, commented: "I am pleased to report that, despite the implementation of expensing stock options, our net income grew by $145,000. The flat yield curve continues to negatively impact our net interest margin and our ability to improve income through wholesale leverage. Although short-term rates have risen 250 basis points in the past year, due to the balanced structure of our deposit mix, we have experienced an increase of only 77 basis points in the cost of average interest bearing liabilities and 29 basis points in the linked quarter. The migration of core deposits to savings products with higher rates continues to be modest, albeit persistent. We believe we have managed this deposit migration in a measured way, satisfying most of our interest-sensitive customers. Commercial loan growth continues to be strong, offsetting some of the increase in interest expense.

Strayton added, "The quality earnings are a result of deposit pricing management and loan growth, coupled with prudent capital management strategies. In addition, the Company's internal analysis of non-interest related items reflects improving efficiency."


Key Balance Sheet Changes at December 31, 2005 vs. September 30, 2005
---------------------------------------------------------------------

     o Total assets at December 31, 2005, were $2.6 billion, an increase of $31.8 million, or 1.2%, from September 30, 2005.
     o Gross loans increased $25.1 million to $1.4 billion, largely due to a $15.2 million, or 2.1%, increase in commercial loans.
     o Securities increased $4.6 million to $898.5 million, with municipal securities primarily contributing to the increase.
     o Interest bearing deposits decreased $22.6 million to $1.3 billion and non-interest bearing deposits decreased $28.5 million to $379.2 million.
     o Non-performing assets increased $3.4 million from September 30, 2005, due primarily to a $2.2 million loan that reached maturity prior to September 30, 2005 but was greater than 90 days past due at December 31, 2005, and was not renewed. This loan was fully paid off in January 2006.
     o Equity decreased $2.6 million to $392.6 million as current earnings of $5.2 million were more than offset by the repurchase of 473,171 shares and an increase in other comprehensive loss (SFAS #115) of $2.0 million to $10.2 million.


Key Average Balance Sheet Changes For The Three Months Ended December 31, 2005
------------------------------------------------------------------------------
vs. Three Months Ended September 30, 2005
-----------------------------------------

     o    Average loans increased by $29.2 million, or 2.2%.
     o Non-interest bearing deposits increased from $374.4 million to $382.0 million, up $7.6 million, or 2.0%.
     o Interest bearing deposits declined from $1.364 billion to $1.320 billion, down $44.4 million, resulting from disintermediation of lower rate savings and money market products to alternative instruments, given the high level of short-term rates.
     o Average borrowings increased from $409.6 million to $485.8 million to fund the increase in average loans, the decline in average deposits and stock repurchases.

Operating Highlights
--------------------

Net interest income decreased by 3%, or $643,000, to $21.1 million primarily as a result of a decrease in net interest margin, from 4.00% to 3.78%, and the additional cost from borrowings utilized to fund balance sheet changes and stock repurchases (net interest margin for the linked quarter ended September 30, 2005 was 3.90%). Income from increases in loans and investments grew by $3.1 million, while interest on borrowings due to funding loan growth and the aforementioned stock repurchases, and deposit disintermediation increased interest expense by $3.7 million.

Though net interest income decreased 3%, adjusted income (as calculated in the table at the end of this release) decreased by only $26,000, or 0.1%, compared to the same quarter last year.

Moreover, we continue our efforts to improve non-interest income, which increased by $330,000, or 8.2%. Such increases reflect our focus on generating additional sources of non-interest income, which tend to be less vulnerable to interest rate cycles and fluctuations.

Non-interest expense decreased by $299,000 from the prior year's quarter despite a $672,000 increase in stock-based compensation expense, as previously described. As a result of shifting our data processing operations in-house, certain costs have been redistributed to salaries and benefits as well as occupancy and equipment. We continue to review opportunities to increase our operating efficiencies.

The Company's effective tax rate for the quarter ended December 31, 2005 was 33.0%, compared to 36.3% for the quarter ended December 31, 2004, reflecting higher utilization of tax-advantaged assets such as bank owned life insurance and tax-exempt securities.


Note:

In addition to historical information, this earnings release may contain forward-looking statements. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. There are a number of important factors that have been outlined in previously filed documents with the Securities and Exchange Commission, and other factors that could cause the Company's actual results to differ materially from those contemplated by such forward-looking statements. The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

Provident New York Bancorp Press Release cont.

Provident New York Bancorp and Subsidiaries
CONSOLIDATED CONDENSED STATEMENTS OF FINANCIAL CONDITION
(unaudited, in thousands, except share and per share data)

                                                                    December 31,             September 30,
                                                                    ------------             ------------
                                                                        2005                      2005
                                                                        ----                      ----
Assets:
Cash and due from banks                                                 $   61,579                $   64,117
Total securities                                                           898,528                   893,901
Loans held for sale                                                                                        0
                                                                               833
Loans:
       One- to- four family residential mortgage loans                     461,218                   456,794
       Commercial real estate, commercial business
             and construction loans                                        728,669                   713,471
        Consumer loans                                                     197,261                   191,808
                                                                        ----------                ----------
                  Gross loans                                            1,387,148                 1,362,073
        Allowance for loan losses                                          (21,819)                  (22,008)
                                                                        ----------                ----------
                  Total loans, net                                       1,365,329                 1,340,065
                                                                        ----------                ----------
Federal Home Loan Bank stock, at cost                                       26,677                    21,333
Premises and equipment, net                                                 32,739                    32,101
Goodwill                                                                   157,656                   157,656
Core deposit intangible                                                     12,933                    13,770
Bank owned life insurance                                                   38,080                    37,667
Other assets                                                                35,481                    36,752
                                                                        ----------                ----------
                   Total assets                                         $2,629,835                $2,597,362
                                                                        ==========                ==========
Liabilities:
     Deposits:
          Demand deposits                                               $  379,175                $  407,662
          NOW deposits                                                     135,527                   143,363
                                                                        ----------                ----------
                    Total transaction accounts                             514,702                   551,025
                                                                        ----------                ----------
          Savings and money market deposits                                667,633                   703,765
          Certificates of deposit                                          492,977                   471,611
                                                                        ----------                ----------
                    Total deposits                                       1,675,312                 1,726,401
                                                                        ----------                ----------
     Borrowings                                                            533,843                   442,203
     Mortgage escrow funds and other                                        28,101                    33,601
                                                                        ----------                ----------
                    Total liabilities                                    2,237,256                 2,202,205
Stockholders' equity                                                       392,579                   395,157
                                                                        ----------                ----------
                    Total liabilities and stockholders' equity          $2,629,835                $2,597,362
                                                                        ==========                ==========

Shares of common stock outstanding at period end                        43,044,299               43,505,659
Book value per share                                                    $     9.12               $     9.08

Provident New York Bancorp and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(unaudited, in thousands, except share and per share data)

                                                                      Three Months Ended
                                                                         December 31,
                                                                     2005            2004
                                                                     ----            ----
  Interest and dividend income:
       Loans                                                         $22,186         $19,413
       Securities                                                      8,889           8,478
       Other earning assets                                               38             121
                                                                     -------         -------
  Total interest and dividend income                                  31,113          28,012
                                                                     -------         -------

  Interest expense:
       Deposits                                                        5,258           3,367
       Borrowings                                                      4,796           2,943
                                                                     -------         -------
  Total interest expense                                              10,054           6,310
                                                                     -------         -------

  Net interest income                                                 21,059          21,702
  Provision for loan losses                                              300             150
                                                                     -------         -------
  Net interest income after provision for loan losses                 20,759          21,552
                                                                     -------         -------

  Non-interest income:
       Deposit fees and service charges                                2,670           2,535
       Loan fees and late charges                                        401             383
       Net gain on sales of securities available for sale                ---              49
       Net gain (loss) on sales of loans                                 (20)             59
       Title insurance fees                                              416             358
       Bank owned life insurance                                         413             316
       Other                                                             475             325
                                                                     -------         -------
  Total non-interest income                                            4,355           4,025
                                                                     -------         -------

  Non-interest expense:
       Compensation and employee benefits                              7,840           7,834
       Stock-based compensation plans                                  1,512             840
       Occupancy and office operations                                 2,636           2,148
       Advertising and promotion                                         592           1,163
       Professional fees                                                 854             668
       Data and check processing                                         878           1,248
       Merger integration costs                                          ---             380
       Amortization of intangible assets                                 837           1,127
       ATM/debit card expense                                            344             326
       Other                                                           1,916           1,975
                                                                     -------         -------

  Total non-interest expense                                          17,409          17,709
                                                                     -------         -------

  Income before income tax expense                                     7,705           7,868
  Income tax expense                                                   2,545           2,853
                                                                     -------         -------
  Net income                                                         $ 5,160         $ 5,015
                                                                     =======         =======

  Per common share:
       Basic earnings                                                  $0.13           $0.11
       Diluted earnings                                                 0.12            0.11
       Dividends declared                                               0.05            0.04

  Weighted average common shares:
       Basic                                                      41,193,958      44,322,927
       Diluted                                                    41,670,008      44,926,104


Provident New York Bancorp Press Release cont.


Selected Financial Condition Data:                                                 Three Months Ended
                                                      -----------------------------------------------------------------------------
(in 000's except share and per share data)            12/31/05          09/30/05        06/30/05        03/31/05        12/31/04
                                                      -----------       -----------     -----------     -----------     -----------
                                                                                     (In thousands)
End of Period
Total assets                                          $2,629,835        $2,597,362      $2,559,378      $2,518,113      $2,553,430
Loans, gross (1)                                       1,387,148         1,362,073       1,314,716       1,302,217       1,286,918
Securities available for sale                            832,578           822,952         845,451         833,828         880,626
Securities held to maturity                               65,949            70,949          71,194          64,782          67,455
Bank owned life insurance                                 38,080            37,667          37,256          27,176          26,882
Goodwill and core deposit intangibles                    170,589           171,426         172,880         172,034         172,614
Other non-earning assets                                  68,190            68,853          66,795          69,064          61,061
Deposits                                               1,675,312         1,726,401       1,748,270       1,684,279       1,701,775
Borrowings                                               533,843           442,203         377,626         395,452         392,845
Equity                                                   392,579           395,157         399,694         408,770         426,541

Average Balances
----------------
Total assets                                          $2,603,777        $2,568,851      $2,524,925      $2,532,840      $2,528,200
Loans, gross:
   Real estate- residential mortgage                     453,018           439,242         433,938         435,208         439,092
   Real estate- commercial mortgage                      502,435           490,107         492,760         486,587         481,061
   Real estate- construction & land development           69,314            75,434          72,778          69,326          77,919
   Commercial and industrial                             146,116           146,982         139,115         137,658         119,080
   Consumer loans                                        192,819           183,750         169,801         165,172         162,572
Loans total                                            1,363,702         1,335,515       1,308,392       1,293,951       1,279,724
Securities (taxable)                                     797,115           808,057         833,718         874,647         829,407
Securities (non-taxable)                                  94,324            86,258          65,239          50,687          48,051
Total earning assets                                   2,259,617         2,227,680       2,204,193       2,217,679       2,175,767
Non earning assets                                       344,160           341,171         320,732         315,161         352,433
Non-interest bearing checking                            382,009           374,432         348,387         337,622         327,381
Interest bearing NOW accounts                            138,273           149,061         160,234         156,838         142,660
Total transaction accounts                               520,282           523,493         508,621         494,460         470,041
Savings and money market accounts                        692,932           742,938         764,071         788,528         841,310
Certificates of deposit                                  488,517           472,081         458,023         393,508         404,069
Total deposits                                         1,701,731         1,738,512       1,730,715       1,676,496       1,715,420
Total interest bearing deposits                        1,319,722         1,364,080       1,382,328       1,338,874       1,388,039
Borrowings                                               485,800           409,596         384,073         417,952         355,492
Equity                                                   392,037           397,645         394,827         419,859         424,515
Other comprehensive loss (SFAS 115),
      reflected in equity                                (10,269)           (5,370)         (6,012)         (3,319)         (2,255)

Selected Operating Data:

Condensed Tax Equivalent Income Statement
Interest and dividend income                          $   31,113        $   30,062      $   28,911      $   28,284      $   28,012
Tax equivalent adjustment*                                   477               417             321             259             239
Interest expense                                          10,054             8,584           7,643           6,863           6,310
    Net interest income (tax equivalent)                  21,536            21,895          21,589          21,680          21,941
Provision for loan losses                                    300               225             225             150             150
    Net interest income after provision for loan
    losses
                                                          21,236            21,670          21,364          21,530          21,791
Non-interest income                                        4,355             4,610           5,433           3,841           4,025
Non-interest expense                                      17,409            17,665          18,141          17,068          17,709
                                                      ----------        ----------      ----------      ----------      ----------
Income before income tax expense                           8,182             8,615           8,656           8,303           8,107
Income tax expense (tax equivalent)                        3,022             3,227           2,997           3,123           3,092
                                                      ----------        ----------      ----------      ----------      ----------
    Net income                                        $    5,160        $    5,388      $    5,659      $    5,180      $    5,015
                                                      ==========        ==========      ==========      ==========      ==========

(1) Does not reflect allowance for loan losses of $21,819, $22,008, $22,252, $22,249 and $22,165. * Tax exempt income assumed at a 35% federal rate.

Provident New York Bancorp Press Release cont.

                                                                                  Three Months Ended
                                                    -------------------------------------------------------------------------------
                                                    12/31/05         09/30/05          06/30/05         03/31/05         12/31/04
                                                    -----------      -----------       ----------       ----------       ----------
Performance Ratios (annualized)
Return on Average Assets                                  0.79%            0.83%            0.90%            0.83%            0.79%
Return on Average Equity                                  5.22%            5.38%            5.75%            5.00%            4.69%
Non-Interest Income to Average Assets                     0.66%            0.71%            0.86%            0.62%            0.63%
Non-Interest Expense to Average Assets                    2.65%            2.73%            2.88%            2.73%            2.78%
Operating efficiency Unadjusted                           68.5%            67.7%            67.9%            67.6%            68.8%
Operating efficiency Adjusted (2)                         64.0%            62.7%            64.5%            62.3%            62.5%

Analysis of Net Interest Income
Yield on:
Loans                                                     6.56%            6.51%            6.33%            6.22%            6.13%
Investment Securities- Tax Equivalent                     4.06%            3.85%            3.88%            3.90%            3.90%
Earning Assets- Tax Equivalent                            5.55%            5.43%            5.32%            5.22%            5.15%
Cost of:
Interest Bearing Deposits                                 1.58%            1.40%            1.27%            1.06%            0.96%
Borrowings                                                3.92%            3.64%            3.43%            3.27%            3.28%
Interest Bearing Liabilities                              2.21%            1.92%            1.74%            1.58%            1.44%
Net Interest Tax Equivalent:
Net Interest Rate Spread- Tax Equivalent Basis            3.34%            3.51%            3.58%            3.64%            3.72%
Net Interest Margin- Tax Equivalent Basis                 3.78%            3.90%            3.93%            3.96%            4.00%

Capital Information Data

Tier 1 Leverage Ratio- Bank Only                          8.34%            8.20%            8.30%            8.20%            7.80%
Tier 1 Risked-Based Capital- Bank Only          $       205,686   $      198,828   $      198,535   $      193,042   $      186,724
Total Risked-Based Capital- Bank Only                   227,505          220,122          219,271          213,410          206,288
Tangible Capital Consolidated                   $       221,990   $      223,731   $      226,814   $      236,736   $      253,927
Tangible Capital as a % of Tangible Assets                9.03%            9.22%            9.50%           10.09%           10.67%
Shares Outstanding                                   43,044,299       43,505,659       43,848,778       45,505,378       45,910,902
Shares Repurchased Per Stock Repurchase Program         473,171          343,200        1,656,600        1,187,800                -
Basic weighted common shares outstanding             41,193,958       41,513,219       42,440,624       43,871,714       44,322,927
Diluted common shares outstanding                    41,670,008       42,141,403       43,073,358       44,542,256       44,926,104
Per Common Share:
Basic Earnings                                  $          0.13    $        0.13   $         0.13   $         0.12   $         0.11
Diluted Earnings                                           0.12             0.13             0.13             0.12             0.11
Dividends Paid                                            0.050            0.050            0.045            0.045            0.040
Book Value                                                 9.12             9.08             9.11             8.98             9.29
Tangible Book Value                                        5.16             5.14             5.17             5.20             5.53

Asset Quality Measurements

Non-performing loans  (NPLs)                    $         5,054   $        1,641   $        3,249   $        2,767   $        3,390
Non-performing assets (NPAs)                              5,145            1,733            3,342            2,860            3,390
Net Charge-offs                                             489              469              222               66              218
Net Charge-offs as % of average loans (annualized)        0.14%            0.14%            0.07%            0.02%            0.07%
NPLs as % of total loans                                  0.36%            0.12%            0.25%            0.21%            0.26%
NPAs as % of total assets                                 0.20%            0.07%            0.13%            0.11%            0.13%
Allowance for loan losses as % of NPLs                     432%            1341%             685%             804%             654%
Allowance for loan losses as % of total loans             1.57%            1.62%            1.69%            1.71%            1.72%

(2)  Efficiency Ratio

    Non-interest expense                        $        17,414   $       17,665   $       18,141   $       17,068   $       17,709
                                                    -----------      -----------       ----------       ----------       ----------
    Interest & non-interest income              $        25,414   $       26,088   $       26,701   $       25,262   $       25,727
            GAAP efficiency ratio                         68.5%            67.7%            67.9%            67.6%            68.8%
                                                    ================================================================================
    Non-interest expense                        $        17,414   $       17,665   $       18,141   $       17,068   $       17,709
    less:
       merger integration costs                               -             (159)            (249)            (341)            (380)
       amortization of intangible assets                   (837)            (893)            (929)            (990)          (1,127)
                                                    --------------------------------------------------------------------------------
    Adjusted non-interest expense               $        16,577   $       16,613   $       16,963   $       15,737   $       16,202

    Interest & Non-interest income              $        25,414   $       26,088   $       26,701   $       25,262           25,727
       add: Tax equivalent adjustment                       477              417              321              259              239
    less:
       gains on sales of securities                           -                -              (57)            (263)             (49)
       gain on low income housing LLP                         -                -             (681)               -                -
                                                    --------------------------------------------------------------------------------
    Adjusted income                             $        25,891   $       26,505   $       26,284   $       25,258   $       25,917
            Adjusted (Non-GAAP) efficiency ratio          64.0%            62.7%            64.5%            62.3%            62.5%
                                                    ================================================================================